UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021

Digipath, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-54239	27-3601979
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6450 Cameron Street, Suite 113 Las Vegas, NV	89118
(Address of principal executive offices)	(zip code)

(702) 527-2060
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

On December 30, 2021, Digipath, Inc. (the “Company”) entered into an Exchange Agreement with one of the Company’s institutional investors (the “Investor”), pursuant to which the Investor exchanged 278,000 shares of the Company’s Series A Preferred Stock for 278,000 shares of the Company’s newly designated Series B Preferred Stock (“Series B Preferred Stock”). The transaction was effected pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

In addition, on December 30, 2021, the Investor purchased 55,600 shares of Series B Preferred Stock at a price of $1.00 per share, resulting in gross proceeds to the Company of $55,600. The transaction was effected pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506 of regulation (b) promulgated thereunder.

The information set forth above is qualified in its entirety by reference to the actual terms of the Exchange Agreement and the Purchase Agreement between the Company and the Investor, forms of which have been filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Each share of Series B Preferred Stock has a Stated Value of $1.00 and is convertible into Common Stock at a conversion price equal to $0.04. The conversion price of the Series B Preferred Stock is subject to equitable adjustment in the event of a stock split, stock dividend or similar event with respect to the common stock. The foregoing description of the Series B Preferred Stock is qualified in its entirety by reference to the actual terms of the Certificate of Designation of the Series B Preferred Stock, which has been filed as Exhibit 3.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

Upon a liquidation or dissolution of the Company, holders of the Series B Preferred Stock will be entitled to be paid, in preference to the holders of Common Stock, $1.00 per share of Series B Preferred Stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2021, the Company filed the Certificate of Designation of the Series B Preferred Stock with the Nevada Secretary of State establishing the terms of the Series B Preferred Stock. The Certificate of Designation has been filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Certificate of Designation of the Series B Preferred Stock of Digipath, Inc., filed December 29, 2021.

Exhibit 10.1	Form of Exchange Agreement with respect to the exchange of Series A Preferred Stock of Digipath Inc. for Series B Preferred Stock.

Exhibit 10.2	Form of Securities Purchase Agreement with respect to the Series B Preferred Stock of Digipath Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digipath, Inc.

Date:	January 6, 2022

By:	/s/ A. Stone Douglass
A. Stone Douglass
Chief Financial Officer